                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                           _______________________


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): October 30, 1997


                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate


                                Trust 1997-7
                ---------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                    333-27433              41-1840853
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file number)       identification No.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's telephone number, including area code:   (612) 293-3400
                                                   -------------------



                               Not Applicable
 ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On October 30, 1997, the Registrant sold approximately $550,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997-7 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of October 1, 1997, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997-7.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 1997             GREEN TREE FINANCIAL CORPORATION
                                        as originator of Manufactured Housing
                                        Contract Senior/Subordinate Pass-
                                        Through Certificate Trust 1997-7



                              By: /s/ Joel H. Gottesman
                                 -------------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President, General Counsel
                                  and Secretary

                               INDEX TO EXHIBITS




Exhibit Number                                                           Page
--------------                                                         ---------

4.1        Pooling and Servicing Agreement between                  Filed Electronically
           Green Tree Financial Corporation, as Seller
           and Servicer, and U.S. Bank National Association,
           as Trustee, dated as of October 1, 1997, relating
           to Manufactured Housing Contract Senior/Subordinate
           Pass-Through Certificates, Series 1997-7

5.1        Opinion of Dorsey & Whitney LLP with respect             Filed Electronically
           to legality

8.1        Opinion and Consent of Dorsey & Whitney LLP              Filed Electronically
           with respect to tax matters.